Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2356

All Cap Core Strategy 2024-2

Small Cap Core Strategy 2024-2

Supplement to the Prospectus

As a result of a previously announced acquisition, on July 2, 2024, Prysmian acquired all the outstanding shares of Encore Wire Corporation’s (“WIRE”) common stock for $290.00 per share in cash. As a result of this transaction, shares of WIRE have been delisted from exchanges and your Portfolio will no longer be able to hold or purchase shares of WIRE.

Supplement Dated: July 2, 2024